UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

Harvard Apparatus Regenerative Technology, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2016, Biostage, Inc. (formerly known as Harvard Apparatus Regenerative Technology, Inc.) (the “Company”) filed an amendment (the “Charter Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State for the State of Delaware. The Charter Amendment changed the Company’s name from Harvard Apparatus Regenerative Technology, Inc. to Biostage, Inc. The Company also amended and restated its bylaws to reflect the change to the Company’s name (the “Bylaws Amendment”). The Charter Amendment and the Bylaws Amendment each became effective on March 31, 2016.

In connection with the name change, the Company will trade on the NASDAQ Capital Market under the new ticker symbol “BSTG”. The new ticker symbol will become effective at the open of the market on April 1, 2016.

Item 7.01 Regulation FD Disclosure.

In connection with the name change and launch of its new website, the Company also posted an updated version of its investor presentation on its new website. The Company’s investor presentation, which may be further updated from time to time in the future, can be found at the following link: http://ir.biostage.com/events-and-presentations. The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 31, 2016, the Company issued a press release announcing the name change, corporate rebranding initiative and launch of its new website, www.biostage.com.  The press release is furnished as Exhibit 99.1 and incorporated herein by reference.  The information disclosed under this Item 8.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
3.1	Amendment to Amended and Restated Certificate of Incorporation of the Company.
3.2	Second Amended and Restated Bylaws of the Company.
99.1	Press Release issued by the Company on March 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

March 31, 2016	/s/ Thomas McNaughton
(Date)	Thomas McNaughton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
3.1	Amendment to Amended and Restated Certificate of Incorporation of the Company.
3.2	Second Amended and Restated Bylaws of the Company.
99.1	Press Release issued by the Company on March 31, 2016